J.P. MORGAN MUNICIPAL BOND FUNDS

JPMORGAN TRUST II

JPMorgan Short-Intermediate Municipal Bond Fund

JPMORGAN TRUST IV

JPMorgan Ultra-Short Municipal Fund

(All Share Classes)

(each, a “Fund” and together, the “Funds”)

Supplement dated May 13, 2024 to the

current Summary Prospectuses and Prospectuses, as supplemented

Effective May 13, 2024, the first paragraph under the “What are the Fund’s main investment strategies?” section of the Summary Prospectuses and Prospectuses for the JPMorgan Short-Intermediate Municipal Bond Fund is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net Assets in municipal bonds, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. The Fund invests in a portfolio of municipal bonds with an average weighted maturity of one to five years. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual bonds in a Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of a Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

And the following language is hereby deleted from the same section:

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest of which may be subject to the federal alternative minimum tax for individuals.

Effective May 13, 2024, the first paragraph under the “What are the Fund’s main investment strategies?” section of the Summary Prospectus and Prospectus for the JPMorgan Ultra-Short Municipal Fund is hereby deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy. For purposes of this policy, “Assets” means net assets, plus the amount of borrowings for investment purposes. Up to 25% of the Fund’s Assets may be invested in municipal securities, the interest on which may be subject to the federal alternative minimum tax for individuals. The Fund invests in a portfolio of municipal securities with an average weighted maturity of two years or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

And the following language is hereby deleted from the same section:

Up to 100% of the Fund’s assets may be invested in municipal bonds, the interest of which may be subject to the federal alternative minimum tax for individuals.

Effective May 13, 2024, the language for the “Municipal Obligations Risk” under the “The Fund’s Main Investment Risks” section of the Funds’ Summary Prospectuses and Prospectuses is hereby deleted and replaced with the following:

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease the Fund’s income or hurt the ability to preserve capital and liquidity.

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Under some circumstances, municipal obligations might not pay interest unless the state legislature or municipality authorizes money for that purpose.

Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of the Fund’s investments.

In addition to being downgraded, an insolvent municipality may file for bankruptcy. The reorganization of a municipality’s debts may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Fund’s investments. Interest on municipal bonds, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE